UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDU LE 14A INFORMATION

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Gulf Resources, Inc. (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 22, 2011.

Meeting Information
GULF RESOURCES, INC.	Meeting Type: Annual Meeting
For holders as of: April 28, 2011
	Date:	June 22, 2011 Time: 9:00 AM China Standard Time
	Location:	Gulf Resources Headquarters
99 Wenchang Road
Chenming Industrial Park
Shouguang City
Shandong Province, China
GULF RESOURCES, INC. ATTN: ETHAN CHUANG 1330 AVENUE OF THE AMERICAS 21ST FLOOR, SUITE 2109 NEW YORK, NY 10019
You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report	2. Notice and Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow à		XXXX XXXX XXXX	(located on
the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before June 8, 2011 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.  At the meeting, you will need to request a ballot to vote these shares.
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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends
you vote FOR the following:

1.	Election of Directors
Nominees
	01) Ming Yang	05) Yang Zou
	02) Xiaobin Liu	06) Shi Tong Jiang
	03) Naihui Miao	07) Ya Fei Ji
04) Nan Li

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	To ratify the appointment of BDO Limited, independent public accountants, as the auditor of the Company for the year 2011.

3.	To approve an amendment to the 2007 Equity Incentive Plan to increase the number of shares of the Company's common stock reserved for issuance under the plan to 4,341,989 shares.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.